Exhibit 10.7 Schedule of Stock and Note Purchase Agreement Information

With the exception of the stock purchase agreement with David Eger, which is filed as exhibit 10.1, the stock purchase agreements and note purchase agreements between Vermont Pure and Excelsior were substantially the same for all stock and note holders. The following schedule sets forth the pertinent information that differs from agreement to agreement:

                                    Principal       Cash     Note     Shares
         Noteholders                Purchased       Paid    Issued    Issued
         -----------                ---------       ----    ------    ------
         Louis Eger                   $85,481                         37,260
         Rita Eger                    $85,460                         37,260
         Arthur Woefle                $75,000                         43,836
         Martin Fenton                 $5,000     $5,000
         John Baker                  $109,000    $50,000
         Roger Dunham                $263,185   $130,000              63,562

         Stockholders
         ------------
         Roger Dunham                            $45,000   $15,000     3,000
         Drew Abrams                             $30,000   $10,000     2,000
         Brad Keene                              $15,000   $ 5,000     1,000